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                                                                    EXHIBIT 23.2


                              ARTHUR ANDERSEN LLP






                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


As independent chartered accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 8, 1995, included in Cable Design Technologies Corporation's Form S-3 (File No. 333-00554) and to all references to our Firm include in this registration statement.



                                                  /s/ Arthur Andersen

                                                  ARTHUR ANDERSEN
                                                  Chartered Accountants and
                                                  Registered Auditors





Bank House
9 Charlotte Street
Manchester
M1 43U
June 24, 1996